Exhibit 10.2
AMENDMENT NO. 1

This AMENDMENT NO. 1., dated as of July 10, 2006 (this “Amendment”), to the Existing Credit Agreement is among TRIBUNE COMPANY, a Delaware corporation (the “Borrower”), the Agent, certain of the Lenders and the Issuing Banks (capitalized terms used herein have the meanings set forth in, or are defined by reference in, Article I below).

W  I  T  N  E  S  S  E  T  H:

WHEREAS, the Borrower, the Initial Lenders, the Initial Issuing Banks and Citicorp North America, Inc., as the administrative agent (the “Agent”), are parties to an Amended and Restated Credit Agreement, dated as of June 27, 2006 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders and the Issuing Banks amend certain provisions of the Existing Credit Agreement and the Lenders and the Issuing Banks are willing, on the terms and subject to the conditions hereinafter set forth, to amend such provisions of the Existing Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower, the Lenders, the Issuing Banks and the Agent hereby agree as follows.

ARTICLE I

DEFINITIONS

SECTION 1.1.   Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Agent” is defined in the first recital.

“Amendment” is defined in the preamble.

“Amendment No. 1 Effective Date” is defined in Article III hereof.

“Borrower” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“Existing Credit Agreement” is defined in the first recital.

SECTION 1.2.   Other Definitions. Terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

    ARTICLE II

AMENDMENT

Effective on and subject to the occurrence of the Amendment No. 1 Effective Date, the definition of “Eurodollar Rate” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Eurodollar Rate” means, for any Interest Period for each Eurodollar Rate Advance comprising part of the same Borrowing, an interest rate per annum equal to the rate per annum obtained by dividing (a) the rate per annum appearing on Moneyline Telerate Markets Page 3750 (or any successor page) as the London interbank offered rate for deposits in U.S. dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period or, if for any reason such rate is not available, the average of the rate per annum at which deposits in U.S. dollars are offered by the principal office of each of the Reference Banks in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to such Reference Bank’s Eurodollar Rate Advance comprising part of such Borrowing to be outstanding during such Interest Period and for a period equal to such Interest Period by (b) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period. If the Moneyline Telerate Markets Page 3750 (or any successor page) is unavailable, the Eurodollar Rate for any Interest Period for each Eurodollar Rate Advance comprising part of the same Borrowing shall be determined by the Agent on the basis of applicable rates furnished to and received by the Agent from the Reference Banks two Business Days before the first day of such Interest Period, subject, however, to the provisions of Section 2.08.

ARTICLE III

CONDITIONS PRECEDENT

This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) when each of the conditions set forth in this Article III shall have been fulfilled to the satisfaction of the Agent.

SECTION 3.1.   Execution of Counterparts. The Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of (i) the Borrower, (ii) the Agent, (iii) the Required Lenders and (iv) the Issuing Banks.

SECTION 3.2.   Fees and Expenses. The Agent shall have received all reasonable and documented fees and expenses, if any, due and payable pursuant to the Credit Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders, the Issuing Banks and the Agent to enter into this Amendment, the Borrower hereby represents and warrants as follows:

(a)     The representations and warranties contained in Section 4.01 of the Existing Credit Agreement (except the representations set forth in the last sentence of clause (e)(i) thereof and in clause (f) thereof) are correct in all material respects, before and after giving effect to this Amendment (unless stated to relate solely to an earlier date, in which case such representations and warranties are correct as of such earlier date).

(b)     As of the date hereof, no Default exists or has occurred and is continuing.

ARTICLE V

MISCELLANEOUS PROVISIONS

SECTION 5.1.   Full Force and Effect; Limited Amendment. Except as expressly provided herein, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the Notes shall remain in full force and effect in accordance with their respective terms and are in all respects hereby ratified and confirmed. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended hereby and shall not be deemed to be an amendment to or modification of any other term or provision of the Existing Credit Agreement, any Note or of any transaction or further or future action on the part of the Borrower which would require the consent of any of the Lenders and/or the Issuing Banks under the Existing Credit Agreement or the Notes.

SECTION 5.2.   Loan Document. This Amendment is executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including, without limitation, Article VIII thereof.

SECTION 5.3.   Fees and Expenses. The Borrower agrees to pay those reasonable and documented fees payable to the Agent in connection with this Amendment and all other reasonable and documented out-of-pocket expenses incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including the reasonable and documented fees and disbursements of Mayer, Brown, Rowe & Maw LLP, as counsel for the Agent.

SECTION 5.4.   Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

SECTION 5.5.   Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

SECTION 5.6.   Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.

SECTION 5.7.   Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 5.8.   Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective partners or officers thereunto duly authorized as of the day and year first above written.

                    TRIBUNE COMPANY

                    By: /s/ Chandler Bigelow
                                               Name: Chandler Bigelow
                                               Title:  Vice President & Treasurer

                   CITICORP NORTH AMERICA, INC., as Agent

                   By: /s/ Anish M. Shah
                       Name: Anish M. Shah
                       Title: Vice President

             LENDERS

                     CITICORP NORTH AMERICA, INC.

                   By: /s/ Anish M. Shah
                                         Name: Anish M. Shah
                                                      Title: Vice President

                    MERRILL LYNCH CAPITAL CORPORATION
                                                    By: /s/ Nancy E. Meadows
                                                      Name: Nancy E. Meadows
                                                        Title: Vice President

                    JPMORGAN CHASE BANK, NATIONAL
                          ASSOCIATION

                                                    By: /s/ James L. Stone
                                                               Name: James L. Stone
                                                        Title: Managing Director

                    BANK OF AMERICA, N.A.

                    By: /s/ Todd Shipley
                Name: Todd Shipley
                Title: Senior Vice President

                    MORGAN STANLEY BANK

                     By: /s/ Daniel Twenge
                Name: Daniel Twenge
                Title: Authorized Signatory

                    THE BANK OF TOKYO-MITUBISHI UFJ, LTD.,
                        CHICAGO BRANCH

                    By: /s/ Tsuguyuki Umene
                Name: Tsuguyuki Umene
                Title: Deputy General Manager

                    THE ROYAL BANK OF SCOTLAND PLC

                    By: /s/ Andrew Wynn
                Name: Andrew Wynn
                Title: Managing Director

                    SUNTRUST BANK

                    By: /s/ Kip Hurd
                Name: Kip Hurd
                Title: Director

                    WACHOVIA BANK, N.A.

                    By: /s/ Joe Mynatt
                Name: Joe Mynatt
                Title: Director

                    THE NORTHERN TRUST COMPANY

                    By: /s/ Peter J. Hallan
                Name: Peter J. Hallan
                Title: Vice President

                    FIFTH THIRD BANK (CHICAGO)

                    By: /s/ Joseph A. Wernhoff
                Name: Joseph A. Wernhoff
                Title: Vice President

                    UBS LOAN FINANCE LLC

                    By: /s/ Richard L. Tavrow
                Name: Richard L. Tavrow
                Title: Director

                    By: /s/ Irja R. Otsa
                Name: Irja R. Otsa
                Title: Associate Director

                    U.S. BANK NATIONAL ASSOCIATION

                    By: /s/ Gail F. Scannell
                Name: Gail F. Scannell
                Title: Vice President

                    NATIONAL CITY BANK OF THE MIDWEST

                    By: /s/ Derek R. Cook
                Name: Derek R. Cook
                Title: Vice President

             ISSUING BANKS

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

                    By:/s/ James L. Stone
                Name: James L. Stone
                Title: Managing Director